UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

	Shares	Value
Common Stocks–98.0%
Consumer Discretionary–25.6%
Automobiles–1.7%
Tesla Motors, Inc.[1]	400,000	$60,152,000
Diversified Consumer Services–1.2%
Sotheby’s	800,000	42,560,000
Hotels, Restaurants & Leisure–4.2%
Chipotle Mexican Grill, Inc.[1]	100,000	53,278,000
InterContinental Hotels Group plc	1,500,000	50,028,710
J.D. Wetherspoon plc	3,000,000	37,840,128

		141,146,838
Household Durables–1.2%
iRobot Corp.[1]	1,200,000	41,724,000
Internet & Catalog Retail–4.3%
ASKUL Corp.	200,000	5,861,342
ASOS plc[1]	700,000	71,054,062
Rakuten, Inc.	3,000,000	44,635,396
Shutterfly, Inc.[1]	500,000	25,465,000

		147,015,800
Leisure Equipment & Products–0.6%
LeapFrog Enterprises, Inc., Cl. A1	2,500,000	19,850,000
Media–5.2%
CyberAgent, Inc.	1,300,000	53,165,021
DreamWorks Animation SKG, Inc., Cl. A1	1,400,000	49,700,000
Havas SA	4,000,000	32,937,053
Perform Group plc[1]	6,000,000	22,277,359
Technicolor SA1	4,611,903	24,449,823

		182,529,256
Specialty Retail–4.4%
Jin Co. Ltd.	600,000	25,415,251
L’Occitane International SA	6,000,000	12,878,403
SuperGroup plc[1]	3,000,000	70,356,796
Urban Outfitters, Inc.[1]	1,200,000	44,520,000

		153,170,450
Textiles, Apparel & Luxury Goods–2.8%
Li & Fung Ltd.	35,000,000	45,318,286
Mulberry Group plc	500,000	7,899,626
Pandora	800,000	43,630,202

		96,848,114
Consumer Staples–2.8%
Beverages–1.1%
Boston Beer Co., Inc. (The), Cl. A1	100,000	24,179,000
Monster Beverage Corp. [1]	200,000	13,554,000

		37,733,000
Food & Staples Retailing–0.4%
Fresh Market, Inc. (The)[1]	300,000	12,150,000
Household Products–0.5%
Svenska Cellulosa AB SCA, Cl. B	600,000	18,537,573
Personal Products–0.8%
Dr. Ci:Labo Co. Ltd.	9,000	27,519,902

1	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy–0.9%
Oil, Gas & Consumable Fuels–0.9%
Cairn Energy plc[1]	7,000,000	$31,297,733
Financials–2.8%
Capital Markets–1.6%
IP Group plc[1,2]	19,741,000	55,491,164
Commercial Banks–1.2%
Bankinter SA	6,000,000	41,195,598
Health Care–25.4%
Biotechnology–8.1%
Abcam plc	1,000,000	8,142,675
Arena Pharmaceuticals, Inc.[1]	6,000,000	35,100,000
Cepheid, Inc.[1]	1,600,000	74,752,000
Genmab[1]	800,000	31,442,218
Novozymes AS, Cl. B	1,500,000	63,456,323
Rigel Pharmaceuticals, Inc.[1,2]	5,000,000	14,250,000
Seattle Genetics, Inc.[1]	1,400,000	55,846,000

		282,989,216
Health Care Equipment & Supplies–2.5%
Carl Zeiss Meditec AG	1,000,000	33,353,450
Consort Medical plc[2]	1,757,606	27,856,177
GN Store Nord	1,000,000	24,648,147

		85,857,774
Health Care Technology–1.5%
M3, Inc.	20,000	50,173,793
Life Sciences Tools & Services–3.4%
Bruker Corp.[1]	1,700,000	33,609,000
MorphoSys AG1	1,085,000	83,514,525

		117,123,525
Pharmaceuticals–9.9%
Galenica AG	10,000	10,072,126
H. Lundbeck AS	2,000,000	50,586,784
Merck KGaA	100,000	18,017,044
Nektar Therapeutics[1,2]	23,000,000	261,050,000

		339,725,954
Industrials–10.0%
Aerospace & Defense–3.0%
Boeing Co. (The)	500,000	68,245,000
Hexcel Corp.[1]	800,000	35,752,000

		103,997,000
Commercial Services & Supplies–1.0%
Bilfinger SE	300,000	33,886,173
Electrical Equipment–2.4%
Blue Solutions[1]	360,000	9,513,791
OSRAM Licht AG1	700,000	39,563,213
Vacon OYJ	400,000	32,195,822

		81,272,826
Machinery–2.7%
Albany International Corp., Cl. A	400,000	14,372,000
Arcam AB1	200,000	30,002,156
Rotork plc	500,000	23,867,890

2	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Spirax-Sarco Engineering plc	481,481	$23,906,201

		92,148,247
Professional Services–0.9%
Acacia Research Corp.	2,100,000	30,534,000
Information Technology–28.8%
Communications Equipment–5.8%
Alcatel-Lucent[1]	10,000,000	44,860,559
Nokia OYJ[1]	19,000,000	153,293,078

		198,153,637
Computers & Peripherals–4.5%
3D Systems Corp.[1]	700,000	65,051,000
Gemalto NV	300,000	33,183,489
Stratasys Ltd.[1]	400,000	53,880,000

		152,114,489
Electronic Equipment, Instruments, & Components–3.7%
Coherent, Inc.[1]	1,000,000	74,390,000
Electrocomponents plc	11,000,000	51,056,302

		125,446,302
Internet Software & Services–3.0%
Angie’s List, Inc.[1]	1,000,000	15,150,000
OpenTable, Inc.[1]	200,000	15,874,000
Yahoo!, Inc.[1]	1,800,000	72,792,000

		103,816,000
IT Services–2.1%
VeriFone Systems, Inc.[1]	1,000,000	26,820,000
Visa, Inc., Cl. A	200,000	44,536,000

		71,356,000
Semiconductors & Semiconductor Equipment–6.3%
Advanced Micro Devices, Inc.[1]	28,000,000	108,360,000
Aixtron SE1	800,000	11,599,468
Cree, Inc.[1]	500,000	31,285,000
Fairchild Semiconductor International, Inc., Cl. A1	4,998,500	66,729,975

		217,974,443
Software–3.4%
Monitise plc[1]	40,000,000	44,646,862
PTC, Inc.[1]	1,400,000	49,546,000
Qlik Technologies, Inc.[1]	500,000	13,315,000
SDL plc	2,000,000	11,930,656

		119,438,518
Materials–1.7%
Chemicals–1.7%
Croda International plc	500,000	20,360,068
Symrise AG	500,000	23,046,385
Toray Industries, Inc.	2,000,000	13,857,011

		57,263,464

Total Common Stocks (Cost $2,371,831,326)		3,372,192,789
Investment Company–1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $64,163,419)	64,163,419	64,163,419

3	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Value
Total Investments, at Value (Cost $2,435,994,745)	99.9%	$3,436,356,208
Assets in Excess of Other Liabilities	0.1	1,867,770

Net Assets	100.0%	$3,438,223,978

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares December 31, 2013
Consort Medical plc	—	1,757,606	—	1,757,606
IP Group plc	19,741,000	—	—	19,741,000
Nektar Therapeutics	23,000,000	—	—	23,000,000
Oppenheimer Institutional Money Market Fund, Cl. E	100,720,234	152,334,122	188,890,937	64,163,419
Rigel Pharmaceuticals, Inc.	6,000,000	—	1,000,000	5,000,000

		Value	Income	Realized Loss
Consort Medical plc		$27,856,177	$—	$—
IP Group plc		55,491,164	—	—
Nektar Therapeutics		261,050,000	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		64,163,419	12,913	—
Rigel Pharmaceuticals, Inc.		14,250,000	—	7,365,400

		$422,810,760	$12,913	$7,365,400

3.	Rate shown is the 7-day yield as of December 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,712,534,394	49.9%
United Kingdom	530,156,232	15.3
Germany	242,980,258	7.1
Japan	220,627,716	6.4
Denmark	213,763,674	6.2
Finland	185,488,900	5.4
France	111,761,226	3.3
Sweden	48,539,729	1.4
Hong Kong	45,318,286	1.3
Spain	41,195,598	1.2
Netherlands	33,183,489	1.0
United Kindom	27,856,177	0.8
Luxembourg	12,878,403	0.4
Switzerland	10,072,126	0.3

Total	$3,436,356,208	100.0%

4	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

5	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

6	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2013 based on valuation input level:

7	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$337,249,000	$547,747,458	$—	$884,996,458
Consumer Staples	49,883,000	46,057,475	—	95,940,475
Energy	—	31,297,733	—	31,297,733
Financials	—	96,686,762	—	96,686,762
Health Care	474,607,000	401,263,262	—	875,870,262
Industrials	148,903,000	192,935,246	—	341,838,246
Information Technology	637,728,975	350,570,414	—	988,299,389
Materials	—	57,263,464	—	57,263,464
Investment Company	64,163,419	—	—	64,163,419

Total Assets	$1,712,534,394	$1,723,821,814	$—	$3,436,356,208

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,455,286,847
Federal tax cost of other investments	545

Total federal tax cost	$2,455,287,392

Gross unrealized appreciation	$1,203,037,995
Gross unrealized depreciation	(221,968,620)

Net unrealized appreciation	$981,069,375

8	OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014